Exhibit 32.2

                            ZENEX INTERNATIONAL, INC.



                    Certification by Chief Financial Officer
           pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002



     In connection with the Quarterly Report on Form 10-Q of Zenex International, Inc. (the "Company") for the three months ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Reggie Cook, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of the operations of the Company.



                                           By:      /s/ Reggie Cook
                                                      Reggie Cook
                                                 Chief Financial Officer